UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of
 the Securities Exchange Act of 1934

October 5, 2009
(Date of Report (Date of Earliest Event Reported))

SOVRAN SELF STORAGE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-13820	16-1194043
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6467 Main Street
Williamsville, New York 14221
(Address of Principal Executive Offices)

(716) 633-1850
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 7.01           Regulation FD Disclosure

Sovran Self Storage, Inc. (the “Company”) is updating its guidance relating to its expected funds from operations (“FFO”) and estimated FFO per fully diluted share for 2009, previously set forth in the Company’s August 5, 2009 press release.   The Company’s updated guidance for 2009 is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 provided under Item 9.01 hereof, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement or other filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, as applicable.

Item 9.01           Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated October 5, 2009 announcing updated financial guidance for 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

SOVRAN SELF STORAGE, INC.

		By:	/s/ DAVID L. ROGERS
David L. Rogers
Chief Financial Officer

Date:	October 5, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1*	Press release dated October 5, 2009 announcing updated financial guidance for 2009.

*Filed herewith